                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 18, 2004


                               Eagle Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Maryland                        0-25923                   52-2061461
(State or other jurisdiction     (Commission file number)         (IRS Employer
     of incorporation)                                                Number)


                 7815 Woodmont Avenue, Bethesda, Maryland 20814
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 301.986.1800

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
Item 7.01  Regulation FD Disclosure

         On October 18, 2004, Eagle Bancorp, Inc. issued the press release attached hereto as exhibit 99.

Item 9.01.  Financial Statements and Exhibits
(a)  Financial Statements of Business Acquired.  Not applicable.

(b) Pro Forma Financial Information. Not Applicable.

(c) Exhibits.

       99       Press Release dated October 18, 2004

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  EAGLE BANCORP, INC.



                                  By:  /s/ Ronald D. Paul
                                     -----------------------------------------
                                     Ronald D. Paul, President, Chief Executive
                                     Officer

Dated: October 18, 2004